UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): November 10, 2006

DENNY’S CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-18051	13-3487402
(State or other jurisdiction of	Commission File No.	(I.R.S. Employer
Incorporation or organization		Identification No.)

203 East Main Street
Spartanburg, South Carolina 29319-0001
(Address of principal executive offices)
(Zip Code)

(864) 597-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[    ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 10, 2006, Denny’s Corporation (the “Company”) amended the employment agreement dated May 11, 2005 between the Company, Denny’s Inc. (a wholly owned subsidiary of the Company) and Nelson J. Marchioli, the President and Chief Executive Officer of the Company and Denny’s Inc., for the primary purpose of extending the term of Mr. Marchioli’s employment through May 20, 2009. Certain other minor amendments were made to the employment agreement as described in the amendment which is attached to this report as Exhibit 10.1 and is incorporated herein by reference. The remaining terms of the employment agreement are as disclosed in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 20, 2006.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No. 10.1 Amendment dated November 10, 2006 to the Employment Agreement dated May 11, 2005 between Denny’s Corporation, Denny’s Inc. and Nelson J. Marchioli

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Denny's Corporation

Date: November 13, 2006	/s/ Rhonda J. Parish
Rhonda J. Parish
Executive Vice President,
Chief Legal Officer,
and Secretary